UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 28, 2014
(Date of Earliest Event Reported)

(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)- 2

Item 7.01. Regulation FD Disclosure.
Churchill Downs Incorporated (CDI or the Company) (NASDAQ: CHDN), announced Tuesday, October 28, 2014, that its Board of Directors had declared a dividend of $1.00 per share on CDI's common stock, payable January 7, 2015, to shareholders of record on December 5, 2014.
The full text of this press release is included in Exhibit 99.1 in this Form 8-K.
Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 28, 2014 issued by Churchill Downs Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

October 28, 2014	/s/ Alan K. Tse By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated October 28, 2014 issued by Churchill Downs Incorporated.